United Realty Trust 10-Q

EXHIBIT 10.5

PURCHASE AGREEMENT

FOR DST INTERESTS

UR HANES, DST

Dear Prospective Purchaser:

Thank you for your interest in the offering of Class 1 beneficial interests in UR HANES, DST, a Delaware statutory trust (“Interests”), sponsored by United Realty Funds Management, LLC. We would like to provide you every opportunity to review the accompanying offering materials before deciding to invest.

In order to subscribe, please complete and deliver to:

c/o United Realty (Attn: Investor Relations)

60 Broad Street, 34th Floor

New York, NY 10004

	DOCUMENT	INSTRUCTIONS

1.	Purchaser Questionnaire	Instructions included in document (attached hereto as Exhibit A).

2.	Copy of Entity Documents (if applicable)	If taking title as a Corporation, Trust, Partnership, or LLC, please include a copy of all current formation/organization documents.

3.	Memorandum Identification	Please insert the copy number of the Confidential Private Placement Memorandum (“Memorandum”) that you reviewed/received (located on the top right corner of the Memorandum) on the first page of the Purchaser Questionnaire, where indicated.

4.	Purchase Agreement	Instructions included in document (attached hereto as Exhibit B)

5.	Direct Deposit Form	Please fill out the Direct Deposit form attached to the Purchaser Questionnaire to facilitate distributions into the Purchaser’s account.

Available Interests will be secured on a first come first served basis after the cooling off period. Documents must be mailed (not faxed) to the address above and must be entirely complete in order to secure the slot.

Available Interests will be secured on a first come first served basis after the cooling off period. Documents must be mailed (not faxed) to the address above and must be entirely complete in order to secure the slot.

Upon receipt of these documents, we will forward them, as applicable, to the Sponsor, the Sponsor’s Lender and your Accommodator. Once you have been approved, upon request, we will send you the following documents, to the extent they are available to the Sponsor, for your review and/or execution:

1.	Loan Documents
2.	Third Party Reports (Appraisals, Property Condition Assessments and Phase I Environmental Site Assessments)
3.	Title Policies, underlying title documents and surveys
4.	Trust Agreement

Upon receipt of these documents, we will arrange to send to you: (a) escrow instructions; (b) an estimated closing statement for your approval; and (c) documentation evidencing purchase of Interest to be executed.

To facilitate the closing process, please make sure that your Accommodator (if applicable) has the following documents: (a) Wiring instructions; (b) Signed Estimated Closing Statement; and (c) Exchange documents.

If you have any questions regarding the completion of the documents, the closing process, or anything else feel free to contact us at (212) 388-6800 or IR@unitedrealty.com.

Thank you,

Jacob Frydman
Chief Executive Officer

EXHIBIT A

UR HANES, DST

PROSPECTIVE PURCHASER QUESTIONNAIRE

(ATTACHED)

PROSPECTIVE PURCHASER QUESTIONNAIRE

BENEFICIAL INTERESTS

IN

UR HANES, DST

Before deciding to subscribe, please read carefully the Confidential Private Placement Memorandum dated April , 2015, and all exhibits and supplements thereto (collectively, the “Memorandum”) for Class 1 beneficial interests (the “Interests”) in a Delaware statutory trust (the “Trust”) formed for the purpose of acquiring and owning a 101,555 square foot single tenant office building located at 799 Hanes Boulevard, Winston-Salem, North Carolina (the “Property”). The Trust will be managed by UR DST Manager, LLC, a Delaware limited liability company (the “Manager”). Defined terms used herein and not otherwise defined shall have the meaning ascribed to them in the Memorandum.

EACH PROSPECTIVE INVESTOR SHOULD EXAMINE THE SUITABILITY OF THIS TYPE OF INVESTMENT IN THE CONTEXT OF HIS OWN NEEDS, PURCHASE OBJECTIVES, AND FINANCIAL CAPABILITIES AND SHOULD MAKE HIS OWN INDEPENDENT INVESTIGATION AND DECISION AS TO SUITABILITY AND AS TO THE RISK AND POTENTIAL GAIN INVOLVED. ALSO, EACH PROSPECTIVE INVESTOR IS ENCOURAGED TO CONSULT WITH HIS ATTORNEY, ACCOUNTANT, FINANCIAL CONSULTANT OR OTHER BUSINESS OR TAX ADVISOR REGARDING THE RISKS AND MERITS OF THE PROPOSED INVESTMENT.

This Offering is limited to a purchaser who certifies that he meets all of the qualifications set forth in the Memorandum. If you satisfy these qualifications and desire to purchase the Interests, please complete, execute and deliver the following: (i) this Purchaser Questionnaire and (ii) if you are an entity (as opposed to a natural person), the entity documents described herein.

These documents should be mailed or delivered to:

UR HANES, DST

c/o United Realty (Attn: Investor Relations)

60 Broad Street, 34th Floor

New York, NY 10004

Phone: (212) 388.6800

Upon receipt of the signed Purchaser Questionnaire, verification of your investment qualifications, and acceptance of your subscription, the Manager will notify you of receipt and acceptance of your subscription. The Manager reserves the right, in its sole discretion, to accept or reject a subscription for any reason whatsoever.

Important Note: The person or entity actually making the decision to purchase the Interests should complete and execute this Purchaser Questionnaire. For example, retirement plans often hold certain real estate purchases in trust for their beneficiaries, but the beneficiaries may maintain control and discretion over the real estate. In such a situation, the beneficiary with control must complete and execute the Purchase Agreement and Escrow Instructions, this Purchaser Questionnaire and the other agreements listed above (this also applies to trusts, custodial accounts and similar arrangements).

BENEFICIAL INTERESTS

IN

UR HANES, DST

PURCHASER QUESTIONNAIRE

To induce the Manager to accept the Purchase Agreement and as further consideration for such acceptance, I hereby make the following representations, warranties and acknowledgments, with the full knowledge that the Manager will expressly rely thereon in making a decision to accept or reject the Purchase Agreement:

1.	My primary state of residence is:

2.	My date of birth is:

3.	If a natural person, I hereby represent and warrant that I am an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (initial as appropriate):

_____(a) That I have an individual net worth, or joint net worth with my spouse, of more than $1,000,000*; or

_____(b) That I have individual income in excess of $200,000 or joint income with my spouse in excess of $300,000, in each of the two most recent years and I have a reasonable expectation of reaching the same income level in the current year.

*For purposes of calculating your net worth, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Interests were purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Interests for the purpose of investing in the Interests. In the case of fiduciary accounts, the net worth and/or income suitability requirements must be satisfied by the beneficiary of the account, or by the fiduciary, if the fiduciary directly or indirectly provides funds for the purchase of the Interests.

If other than a natural person, such entity represents and warrants that (check as appropriate):

_____it is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended, which includes:

• any corporation, Massachusetts or similar business trust, partnership, or organization described in Code Section 501(c)(3), not formed for the specific purpose of acquiring Interests, with total assets over $5,000,000;

• any trust, with total assets over $5,000,000, not formed for the specific purpose of acquiring Interests and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Interests as described in Rule 506(b)(2)(ii) under the Securities Act;

• any broker-dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended;

• any investment company registered under the Investment Company Act or a business development company (as defined in Section 2(a)(48) of the Investment Company Act);

•	any small business investment company licensed by the Small Business Administration under Section 301(c) or (d) or the Small Business Investment Act of 1958, as amended;

•	any employee benefit plan within the meaning of ERISA, if the investment decision is made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if such employee benefit plan has total assets over $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors;

•	any private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended);

•	any bank as defined in Section 3(a)(2) of the Securities Act, any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, or any insurance company as defined in Section 2(13) of the Securities Act;

•	any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets of more than $5,000,000;

•	any executive officer of the Manager or, if applicable, its manager; or,

•	any entity in which all of the equity owners are accredited investors.

Furthermore, if other than a natural person, such entity represents and warrants that it meets the requirements of the initialed category: (INITIAL AND COMPLETE THE APPLICABLE CATEGORY)

_____(a) The entity is purchasing the Interests with funds that constitute, directly or indirectly, the assets of a Benefit Plan Investor (defined below). The entity hereby represents and warrants that its investment in the Trust: (i) does not violate and is not otherwise inconsistent with the terms of any legal document constituting or governing the employee benefit plan; (ii) has been duly authorized and approved by all necessary parties; and (iii) is in compliance with all applicable laws.

_____(b) The entity is not purchasing the Interests with funds that constitute, directly or indirectly, the assets of a “Benefit Plan Investor” (defined below).

The term “Benefit Plan Investor” means a benefit plan investor within the meaning of U.S. Department of Labor Regulation 29 C.F.R. Section 2510.3-101, which includes (i) any employee benefit plan (as defined in Section 3(3) of ERISA), whether or not such plan is subject to Title I of ERISA (which includes both U.S. and Non-U.S. plans, plans of governmental entities as well as private employers, church plans and certain assets held in connection with nonqualified deferred compensation plans); (ii) any plan described in Code Section 4975(e)(1) (which includes a trust described in Code Section 401(a) which forms a part of a plan, which trust or plan is exempt from tax under Code Section 501(a), a plan described in Code Section 403(a), an individual retirement account described in Code Sections 408(a) or 408A, an individual retirement annuity described in Code Section 408(b), a medical savings account described in Code Section 220(d), and an education individual retirement account described in Code Section 530); and (iii) any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity (generally because 25 percent (25%) or more of a class of interests in the entity is owned by plans). Benefit Plan Investors also include that portion of any insurance company’s general account assets that are considered “plan assets” and the assets of any insurance company separate account or bank common or collective trust in which plans invest. 100% of an investor’s Interests whose underlying assets include “plan assets,” such as a fund investor, shall be treated as “plan assets” by the Trustees for purposes of meeting an exemption under the Department of Labor regulation.

4.	I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of a purchase of the Interests. The following is a description of my experience in financial and business matters:

5.	Title to the Interests to be taken in accordance with the attached vesting instructions.

6.	I acknowledge that the sale of the Interests has not been accompanied by the publication of any advertisement, any general solicitation, or as the direct result of an investment seminar sponsored by the Manager or any of its affiliates.

7.	THE INTERESTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE INTERESTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE INTERESTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

8.	I have read the Memorandum, and I have specifically read, and specifically acknowledge and agree to the matters set forth in the section titled “FEDERAL INCOME TAX CONSEQUENCES,” which provides, in relevant part, that before buying an Interest, each Purchaser must represent and warrant that he:

(i).	has independently obtained advice from his legal counsel and/or accountant about any tax- deferred exchange under Code Section 1031 and applicable state laws, including, without limitation, whether the acquisition of an Interest may qualify as part of a tax-deferred exchange, and he is relying on such advice;

(ii).	understands that neither the Trust, the Sponsor nor any of their affiliates have obtained a ruling from the IRS that an Interest will be treated as an undivided interest in real estate, as opposed to a partnership;

(iii).	understands that the tax consequences of an investment in an Interest, especially the treatment of the transaction under Code Section 1031 and the related “1031 Exchange” rules, are complex and vary with the facts and circumstances of each individual Purchaser; and

(iv).	understands that the opinion of Tax Counsel is only Tax Counsel’s view of the anticipated tax treatment and there is no guarantee that the IRS will agree with such opinion.

I further specifically acknowledge and agree as follows:

(i).	Except for the matters specifically addressed in the tax opinion attached as Exhibit C to the Memorandum, (and only concerning such matters), I am not relying on the Sponsor, the Manager or any of their Affiliates or agents, including their counsel, Tax Counsel, or accountants, or any member of the Selling Group for tax advice regarding the qualification of the Interests under Section 1031 of the Code or any other matter;

(ii).	Except for the matters specifically addressed in the tax opinion attached as Exhibit C to the Memorandum, (and only concerning such matters), which is based on numerous assumptions, I am not relying on any statements made in the Memorandum regarding the qualifications of the Interests under Section 1031 of the Code;

(iii).	I am aware that the IRS has issued Revenue Ruling 2004-86, 2004-2 C.B. 191 addressing Delaware Statutory Trusts, the Revenue Ruling is merely guidance and is not a “safe harbor” for taxpayers and, without the issuance of a private letter ruling on a specific offering, there is no assurance that the Interests will not be deemed a partnership interest for federal income tax purposes; and

(iv).	I shall, for federal income tax purposes, report the purchase of the Interest pursuant to the Purchase Agreement and Escrow Instructions as a purchase of a direct ownership interest in the Properties.

9.	I hereby agree to indemnify, defend and hold harmless United Realty Funds Management, LLC, the Manager, the Trust and all of their members, managers, officers, affiliates and advisors, of and from any and all damages, losses, liabilities, costs and expenses (including attorneys’ fees and costs) that they may incur by reason of my failure to fulfill all of the terms and conditions of the associated Purchase Agreement or by reason of the untruth or inaccuracy of any of the representations, warranties or agreements contained herein or in any other documents I have furnished to any of the foregoing in connection with this transaction. This indemnification includes, but is not limited to, any damages, losses, liabilities, costs and expenses (including reasonable attorneys’ fees and costs) incurred by United Realty Funds Management, L.L.C., the Manager, the Trust or any of their members, managers, officers, affiliates or advisors, defending against any alleged violation of federal or state securities laws which is based upon or related to any untruth or inaccuracy of any of the representations, warranties or agreements contained herein or in any other documents I have furnished to any of the foregoing in connection with this transaction.

10.	In connection with this Purchaser Questionnaire, a consumer report may be requested. Upon my request, I will be informed whether or not such a report was requested, and, if so, the name and address of the consumer reporting agency that furnished the report. I hereby authorize such reports and verification of my employment history.

11.	To the extent I am purchasing an Interest in connection with a tax-deferred exchange under Section 1031 of the Code, I agree to provide the Manager (including its representatives and agents), upon request, any documentation relating to my identification of replacement properties with respect to such tax-deferred exchange.

12.	Neither I nor any subsidiary, affiliate, owner, shareholder, partner, member, indemnitor, guarantor or related person or entity:

	a.	is a Sanctioned Person (as defined below);

	b.	has more than 15% of its assets in Sanctioned Countries (as defined below); or

	c.	derives more than 15% of its operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries.

For purposes of the foregoing, a “Sanctioned Person” shall mean (a) a person named on the list of “specially designated nationals” or “blocked persons” maintained by the U.S. Office of Foreign Assets Control (“OFAC”) at http://www.treasury.gov/resource-center/sanctions/SDNList/ Pages/default.aspx, or as otherwise published from time to time, or (b) (1) an agency of the government of a Sanctioned Country, (2) an organization controlled by a Sanctioned Country, or (3) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC. A “Sanctioned Country” shall mean a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treasury.gov/resource- center/sanctions/Programs/Pages/Programs.aspx, or as otherwise published from time to time.

* * * * * * *

A.	REGISTRATION	Please print the exact name of the purchaser:
INFORMATION

B.	CONTACT	Please send all correspondence to the following:
INFORMATION
Contact Name:

Mailing Address:

		Primary Phone:	Primary Fax:

Additional Phone:

Email Address:

C.	PAYMENTS	Please provide below the mailing address to which payments should be sent by the Manager, if different from Section B above.

Mailing Address:

Attention:

RELEASE OF
INFORMATION		As your personal information and privacy are among our top priorities, United Realty Funds Management, LLC. does not release this information without your prior written consent. Please complete the authorization below by indicating which, if any, information may be released to all purchasers of Interests in this Offering.

[BALANCE OF PAGE LEFT INTENTIONALLY BLANK]

EXECUTION	Please execute this Purchaser Questionnaire by completing the appropriate section below.

INDIVIDUAL	If the purchaser is an INDIVIDUAL, please complete the following:

	Signature of Investor	Signature of Joint Owner (if applicable)

	Name (Please type or print)	Name of Joint Owner (if applicable)

	Social Security Number	Social Security Number of Joint Owner (if applicable)

State of Legal Residence

CORPORATION	If the purchaser is a CORPORATION, complete the following:

The undersigned hereby represents, warrants and agrees that (i) the undersigned has been duly authorized by all requisite action on the part of the corporation listed below (the “Corporation”) to acquire the Interests, (ii) the Corporation has all requisite power and authority to acquire the Interests, and (iii) the undersigned officer of the Corporation has authority under the Articles of Incorporation, Bylaws, and resolutions of the Board of Directors of the Corporation to execute this Purchaser Questionnaire and the Purchase Agreement and Escrow Instructions. The undersigned officer encloses a true copy of the Articles of Incorporation, the Bylaws and, as necessary, the resolutions of the Board of Directors authorizing a purchase of the Interests, in each case as amended to date.

Name of Corporation (Please type or print)

By:

Name:

Title:

Federal Employer ID Number

State of Formation

PARTNERSHIP	If the purchaser is a PARTNERSHIP, complete the following:

The undersigned hereby represents, warrants and agrees that (i) the undersigned is a general partner of the partnership named below (the “Partnership”), (ii) the undersigned general partner has been duly authorized by the Partnership to acquire the Interests and the general partner has all requisite power and authority to acquire the Interests, and (iii) the undersigned general partner is authorized by the Partnership to execute this Purchaser Questionnaire and the Purchase Agreement and Escrow Instructions. The undersigned general partner encloses a true copy of the Partnership Agreement of the Partnership, as amended to date, together with a current and complete list of all partners and, as necessary, the resolutions of the Partnership authorizing the purchase of the Interests.

Name of Partnership (Please type or print)

By:

Name:

	Title:	General Partner

Federal Employer ID Number

State of Formation

TRUST	If the purchaser is a TRUST, complete the following:

The undersigned hereby represents, warrants and agrees that (i) the undersigned trustee is duly authorized by the terms of the trust instrument (the “Trust Instrument”) for the Trust (“Trust”) set forth below to acquire the Interests, (ii) the undersigned, as trustee, has all requisite power and authority to acquire the Interests for the Trust, and (iii) the undersigned trustee is authorized by the Trust to execute this Purchaser Questionnaire and the Purchase Agreement and Escrow Instructions. The undersigned trustee encloses a true copy of the Trust Instrument of said Trust, as amended to date, and, as necessary, the resolutions of the trustees authorizing the purchase of the Interests.

Name of Trust (Please type or print)

By:

Name:

	Title:	Trustee

Federal Employer ID Number

State of Formation

HUSBAND AND WIFE	If the purchasers are HUSBAND AND WIFE, compete the following:

Name of Spouse (Please type or print)

Federal ID Number

Name of Spouse (Please type or print)

Federal ID Number

State of Residence

LIMITED LIABILITY COMPANY	If the purchaser is a LIMITED LIABILITY COMPANY, complete the following:
The undersigned hereby represents, warrants and agrees that (i) the undersigned is either the authorized manager or authorized representative of the limited liability company named below (the “LLC”), (ii) the undersigned has been duly authorized by the LLC to acquire the Interests and has all requisite power and authority to acquire the Interests, and (iii) the undersigned is authorized by the LLC to execute this Purchaser Questionnaire and the Purchase Agreement and Escrow Instructions. The undersigned encloses a true copy of the Articles of Organization and the Operating Agreement of the LLC, as amended to date, together with a current and complete list of all members and managers and, as necessary, the resolutions of the LLC authorizing the purchase of the Interests.

Name of LLC (Please type or print)

By:

Name:

Title:

Federal Employer ID Number

State of Formation

BENEFIT PLAN INVESTOR	If the prospective purchaser is a BENEFIT PLAN INVESTOR (as defined in Question 4, above), complete the following:

The undersigned hereby represents, warrants and agrees that: (i) the undersigned is duly authorized by the terms of the such investor’s governing instrument trust instrument (the “Governing Instrument”) for the entity (“entity”) set forth below to acquire the Interests; (ii) the entity has all requisite power and authority to acquire the Interests; and (iii) the undersigned has authority under the Governing Instrument to execute this Purchaser Questionnaire and the Purchase Agreement. The undersigned encloses a true copy of the Governing Instrument of the entity, as amended to date, and, as necessary, any resolutions authorizing the purchase of the Interests.

Name of entity (please type or print)

	By:	By:

	Print Name:	Print Name:

	Title:	Title:

Federal Employer ID Number

State of Formation

VESTING INSTRUCTIONS

Ownership of the Interests is to be vested as follows:

Please indicate vesting by marking the appropriate box and print names exactly as they appear on the Deed of your relinquished property. PLEASE REMEMBER TO SIGN WHERE INDICATED AT THE BOTTOM OF THIS PAGE.

•	A Single Man	•	A Single Woman (Single means never married)

•	An Unmarried Man	•	An Unmarried Woman (Unmarried means divorced)

•	A Widower	•	A Widow

Complete Name:

•	Husband and Wife as Joint Tenants	•	Husband and Wife as Community Property

•	A Married (Man) (Woman) as (His) (Her) Sole and Separate Property (Both spouses must be listed below)

Name of Spouse:	Name of Spouse:

•	As Joint Tenants (Joint Tenants have right of survivorship)

•	As Tenants in Common (Tenants in Common must set forth each person’s undivided interest percentage)

Joint Tenant or TIC Name:	Joint Tenant or TIC Name:

•	Trust	Name of Trust:

Date of Trust:

This Trust is:	•	Revocable	•	Irrevocable

Trustee Name:	Trustee Name:
**Please attach a copy of your trust agreement.

•	Corporation	•	Partnership
•	Limited Liability Company

Company Name:	State Formed:

GP/President/Manager:	Tax ID #:
**Please attach copies of your Articles of Incorporation/Formation, LLC/partnership agreement, and authorizing consents.

•	Benefit Plan Investor

Name of entity:

By:

Print Name:

Title:

Tax ID #:

State Formed:

•	Other

Signature (Purchaser)	Signature (Purchaser)

Signature (Purchaser)	Signature (Purchaser)

Signature (Purchaser)	Signature (Purchaser)

1031 EXCHANGE INFORMATION AND AUTHORIZATION AGREEMENT

Prospective Purchaser’s Intent to Exchange

If the undersigned is completing a tax-deferred exchange pursuant to Section 1031 of the Internal Revenue Code in connection with an investment in the Trust, please complete the this page. The minimum equity investment for an investor is $______, which equals a ______ % Interest. In addition, for purposes of determining liabilities assumed in connection with the investor’s Section 1031 Exchange, each _____ % Interest will have a pro rata percentage of the Loan made to the Trust of $__________.

The undersigned’s exchange information is as follows:

The proposed equity investment amount is ______________, of which _____________is exchanged equity.

Cash to complete this investment will be available on: _______________________________

The undersigned hereby confirms that the acquisition of Interests is part of a tax-deferred exchange pursuant to Section 1031 of the Internal Revenue Code, pursuant to an Exchange Agreement between Buyer and  ____________________________ (the “Accommodator”) whose address, telephone number and contact person are as follows (Please complete in full):

Street Address

City	State	Zip Code

Telephone No.	Fax No.	E-mail

Contact Person

Authorization of Inquiry

Signing this form authorizes the Trust and its authorized representatives to contact the Accommodator to obtain and confirm the following information:

•	Funds available for exchange;

•	Expiration date of 45-day identification period; and

•	Expiration date of 180-day exchange period.

The Trust will use this information solely for the purpose of approving the undersigned’s investment in the Interest and establishing the required time period for completing the exchange.

Please indicate the undersigned’s approval by printing the undersigned’s name and signing below.

Print Name:	Date:

Signature:

BENEFICIAL INTERESTS
IN

UR HANES, DST

BROKER-DEALER AND REGISTERED REPRESENTATIVE REPRESENTATIONS AND WARRANTIES

Standards of suitability have been established by the Manager and fully disclosed in the section of the Memorandum entitled “WHO MAY INVEST.” Prior to recommending purchase of the Interests, we have reasonable grounds to believe, on the basis of information supplied by the purchaser concerning his or her investment objectives, other investments, financial situation and needs, and other pertinent information that: (i) the purchaser meets the standards established by the Manager; (ii) the purchaser has a net worth and income sufficient to sustain the risks inherent in the Interests, including loss of the entire investment and lack of liquidity; and (iii) the Interests are otherwise a suitable investment for the purchaser. We will maintain in our files documents disclosing the basis upon which the suitability of this purchaser was determined.

We verify that the above subscription either does not involve a discretionary account or, if so, that the purchaser’s prior written approval was obtained relating to the liquidity and marketability of the Interests during the term of the purchase.

Purchaser			Name
Broker/Dealer	Firm		Name
Registered Representative
(Please Print)

Registered Representative’s BRANCH ADDRESS, City, State, Zip

Registered Representative CRD #_________________________________________________________________
Branch Phone Number (                  )__________________-_______________________

E-mail address: _____________________________

I certify that I am registered to sell securities in the state in which this investor(s) reside(s). INITIAL____________Reg. Rep.

I certify that I am currently licensed with the FINRA and all necessary state regulatory agencies to sell the security which is the subject of this document.

INITIAL____________Reg. Rep.

I certify that I have not participated in any general solicitation or advertising of the offering of this security and I have a pre-existing relationship with this investor.

INITIAL____________Reg. Rep.

Signature of Registered Representative (REQUIRED)

Signature of Broker/Dealer Principal (REQUIRED)

ADDENDUM A

UR HANES, DST

BAD ACTOR ADDENDUM

The undersigned purchaser (“Purchaser”), in connection with Purchaser’s purchase (the “Purchase”) of Interests in UR HANES, DST (the “Trust”) dated as of April 13, 2015 (the “Purchase Date”) and as a material inducement for the Trust to accept such Purchase, hereby represents, warrants and covenants to the Trust the following.

1) Representations and Warranties.

i)	Purchaser has not been convicted, within ten years before the Purchase Date, of any felony or misdemeanor:

	(a)	In connection with the purchase or sale of any security;
	(b)	Involving the making of any false filing with the United States Securities Exchange Commission (the “Commission”); or
	(c)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

ii)	Purchaser is not subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before the Purchase Date, that, at such time, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

	(a)	In connection with the purchase or sale of any security;
	(b)	Involving the making of any false filing with the Commission; or
	(c)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

iii)	Purchaser is not subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

	(a)	As of the Purchase Date, bars the Purchaser from:

		1.	Association with an entity regulated by such commission, authority, agency, or officer;
		2.	Engaging in the business of securities, insurance or banking; or
		3.	Engaging in savings association or credit union activities; or

	(b)	Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before the Purchase Date;

iv)	Purchaser is not subject to an order of the Commission entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (15 U.S.C. 78 o (b) or 78 o -4(c)) or section 203(e) or (f) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-3(e) or (f)) that, as of the Purchase Date:

	(a)	Suspends or revokes Purchaser’s registration as a broker, dealer, municipal securities dealer or investment adviser;
	(b)	Places limitations on the activities, functions or operations of Purchaser; or
	(c)	Bars Purchaser from being associated with any entity or from participating in the offering of any penny stock;

v)	Is subject to any order of the Commission entered within five years before the Purchase Date, as of the Purchase Date, orders Purchaser to cease and desist from committing or causing a violation or future violation of:

(a) Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933 (15 U.S.C. 77q(a)(1)), section 10(b) of the Securities Exchange Act of 1934 (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 (15 U.S.C. 78 o (c)(1)) and section 206(1) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder; or
(b) Section 5 of the Securities Act of 1933 (15 U.S.C. 77e).

vi)	Purchaser is not suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

vii)	Purchaser has not filed (as a registrant or issuer), or was not named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before the Purchase Date, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, as of the Purchase Date, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

viii)	Purchaser is not subject to a United States Postal Service false representation order entered within five years before the Purchase Date, or is, as of the Purchase Date, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

2) Covenants.

i)	Purchaser shall immediately notify the Trust in writing if Purchaser becomes subject to any of the events set forth in Section 1 of this Bad Actor Addendum (a “Disqualification Event”) following the Purchase Date. Such notice shall be referred to as a “Bad Act Notice” and shall set forth in sufficient detail the nature of the Disqualification Event to which Purchaser has become subject and the date of the Disqualification Event’s occurrence (the “Disqualification Notice”).

ii)	Concurrently with Purchaser’s execution and delivery of this Bad Actor Addendum, Purchaser’s shall execute and deliver to the Trust an Irrevocable Proxy, in the form attached to this Addendum as Exhibit A (the “Proxy”), granting UR DST Manager, LLC (the “Manager”) the right to vote, in manner as determined by the Manager in its sole discretion, all Interests in the Trust held by Purchaser on all matters requiring action by holders of Interests in the Trust. The Proxy shall automatically become effective as of the date of any Disqualification Event and shall cease to be effective as of the date the Purchaser ceases to be subject to any Disqualification Event, as determined in good faith by the Manager.

iii)	Purchaser agrees to execute, make, acknowledge and deliver such other instruments, agreements and documents as may be required to fulfill the purposes of this Bad Actor Addendum and the Proxy.

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IN WITNESS WHEREOF, the undersigned Purchaser has executed this Bad Actor Addendum as of  _____________________,2015.

If Purchaser is an Entity:			If Purchaser is an Individual:

(print entity name)			(print name)

By:		(signature)

Name:	(print)	(signature) Title:
(print)

Accepted By:

UR HANES DST,
a Delaware statutory trust

By:	UR DST Manager, LLC,
a Delaware limited liability company
Its:	Manager

By:

Name:

Its:

EXHIBIT A

TO BAD ACTOR ADDENDUM

UR HANES, DST

IRREVOCABLE PROXY

The undersigned Purchaser (the “Purchaser”) of Class 1 beneficial interests in UR HANES, DST, a Delaware statutory trust (the “Trust”), irrevocably authorizes UR DST MANAGER, LLC (the “Manager”) to act as his or her proxy and to represent and vote all of Purchaser’s Class 1 beneficial interests in the Trust (“Interests”) at any meeting of the holders of Interests in the Trust, or in respect of any action taken by the holders of Interests in the Trust without a meeting during the Effective Period (as defined below) of this irrevocable proxy to the same extent and with the same effect as the Purchaser might or could do under the Trust Agreement dated as of April 13, 2015 as may be amended, and any applicable laws or regulations governing the rights or powers of a holder of an interest in a Delaware statutory trust. This proxy is irrevocable and shall be effective for any matter brought before a meeting or set forth in a written consent of the holders of Interests in the Trust. This proxy shall become effective as of the date (the “Effective Date”) of any Disqualification Event, as such term defined in that certain Bad Actor Addendum dated as of ________, 2015 between the Purchaser and the Trust (the “Addendum”), and shall terminate as of the date (the “Termination Date”) that the Manager determines, in good faith, that the Purchaser is no longer subject to any Disqualification Event. The period beginning on the Effective Date and ending on the Termination Date is referred to in this irrevocable proxy as the “Effective Period”.

The undersigned Purchaser hereby affirms that this irrevocable proxy is given as a condition of the Purchase Agreement between the Purchaser and the Trust dated _______, 2015 and as such is coupled with an interest that is irrevocable.

If Purchaser is an Entity:			If Purchaser is an Individual:

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By:		(signature)

Name:	(print)	(signature) Title:
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BENEFICIAL INTERESTS

IN

UR HANES, DST

REAL ESTATE BROKER

REPRESENTATIONS AND WARRANTIES

Standards of suitability have been established by the Manager and fully disclosed in the section of the Memorandum entitled “WHO MAY INVEST.” Prior to recommending purchase of the Interests, we have reasonable grounds to believe, on the basis of information supplied by the purchaser concerning his or her investment objectives, other investments, financial situation and needs, and other pertinent information that: (i) the purchaser meets the standards established by the Manager; (ii) the purchaser has a net worth and income sufficient to sustain the risks inherent in the Interests, including loss of the entire investment and lack of liquidity; and (iii) the Interests are otherwise a suitable investment for the purchaser. We will maintain in our files documents disclosing the basis upon which the suitability of this purchaser was determined.

We verify that the above subscription either does not involve a discretionary account or, if so, that the purchaser’s prior written approval was obtained relating to the liquidity and marketability of the Interests during the term of the purchase.

Purchaser Name
Broker Firm Name
Real Estate Broker
(Please Print)

Broker’s City, State, Zip

Real Estate Broker’s ID # (If applicable)
Broker Phone Number	( )	-
E-mail address:

I certify that I am licensed to sell real estate in the state in which this investor(s) reside(s).
INITIAL _____________ Broker.

Signature of Real Estate Broker (REQUIRED)

ADDENDUM A

UR HANES, DST

BAD ACTOR ADDENDUM

The undersigned purchaser (“Purchaser”), in connection with Purchaser’s purchase (the “Purchase”) of Interests in UR HANES, DST (the “Trust”) dated as of April 13, 2015 (the “Purchase Date”) and as a material inducement for the Trust to accept such Purchase, hereby represents, warrants and covenants to the Trust the following.

3) Representations and Warranties.

i)	Purchaser has not been convicted, within ten years before the Purchase Date, of any felony or misdemeanor:

	(a)	In connection with the purchase or sale of any security;
	(b)	Involving the making of any false filing with the United States Securities Exchange Commission (the “Commission”); or
	(c)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

ii)	Purchaser is not subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before the Purchase Date, that, at such time, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

	(a)	In connection with the purchase or sale of any security;
	(b)	Involving the making of any false filing with the Commission; or
	(c)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

iii)	Purchaser is not subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

	(a)	As of the Purchase Date, bars the Purchaser from:

		1.	Association with an entity regulated by such commission, authority, agency, or officer;
		2.	Engaging in the business of securities, insurance or banking; or
		3.	Engaging in savings association or credit union activities; or

	(b)	Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before the Purchase Date;

iv)	Purchaser is not subject to an order of the Commission entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (15 U.S.C. 78 o (b) or 78 o -4(c)) or section 203(e) or (f) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-3(e) or (f)) that, as of the Purchase Date:

	(a)	Suspends or revokes Purchaser’s registration as a broker, dealer, municipal securities dealer or investment adviser;
	(b)	Places limitations on the activities, functions or operations of Purchaser; or
	(c)	Bars Purchaser from being associated with any entity or from participating in the offering of any penny stock;

v)	Is subject to any order of the Commission entered within five years before the Purchase Date, as of the Purchase Date, orders Purchaser to cease and desist from committing or causing a violation or future violation of:

(a) Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933 (15 U.S.C. 77q(a)(1)), section 10(b) of the Securities Exchange Act of 1934 (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 (15 U.S.C. 78 o (c)(1)) and section 206(1) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder; or
(b) Section 5 of the Securities Act of 1933 (15 U.S.C. 77e).

vi)	Purchaser is not suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

vii)	Purchaser has not filed (as a registrant or issuer), or was not named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before the Purchase Date, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, as of the Purchase Date, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

viii)	Purchaser is not subject to a United States Postal Service false representation order entered within five years before the Purchase Date, or is, as of the Purchase Date, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

4) Covenants.

i)	Purchaser shall immediately notify the Trust in writing if Purchaser becomes subject to any of the events set forth in Section 1 of this Bad Actor Addendum (a “Disqualification Event”) following the Purchase Date. Such notice shall be referred to as a “Bad Act Notice” and shall set forth in sufficient detail the nature of the Disqualification Event to which Purchaser has become subject and the date of the Disqualification Event’s occurrence (the “Disqualification Notice”).

ii)	Concurrently with Purchaser’s execution and delivery of this Bad Actor Addendum, Purchaser’s shall execute and deliver to the Trust an Irrevocable Proxy, in the form attached to this Addendum as Exhibit A (the “Proxy”), granting UR DST Manager, LLC (the “Manager”) the right to vote, in manner as determined by the Manager in its sole discretion, all Interests in the Trust held by Purchaser on all matters requiring action by holders of Interests in the Trust. The Proxy shall automatically become effective as of the date of any Disqualification Event and shall cease to be effective as of the date the Purchaser ceases to be subject to any Disqualification Event, as determined in good faith by the Manager.

iii)	Purchaser agrees to execute, make, acknowledge and deliver such other instruments, agreements and documents as may be required to fulfill the purposes of this Bad Actor Addendum and the Proxy.

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IN WITNESS WHEREOF, the undersigned Purchaser has executed this Bad Actor Addendum as of  _____________________,2015.

If Purchaser is an Entity:			If Purchaser is an Individual:

(print entity name)			(print name)

By:		(signature)

Name:	(print)	(signature) Title:
(print)

Accepted By:

UR HANES DST,
a Delaware statutory trust

By:	UR DST Manager, LLC,
a Delaware limited liability company
Its:	Manager

By:

Name:

Its:

EXHIBIT A

TO BAD ACTOR ADDENDUM

UR HANES, DST

IRREVOCABLE PROXY

The undersigned Purchaser (the “Purchaser”) of Class 1 beneficial interests in UR HANES, DST, a Delaware statutory trust (the “Trust”), irrevocably authorizes UR DST MANAGER, LLC (the “Manager”) to act as his or her proxy and to represent and vote all of Purchaser’s Class 1 beneficial interests in the Trust (“Interests”) at any meeting of the holders of Interests in the Trust, or in respect of any action taken by the holders of Interests in the Trust without a meeting during the Effective Period (as defined below) of this irrevocable proxy to the same extent and with the same effect as the Purchaser might or could do under the Trust Agreement dated as of April 13, 2015 as may be amended, and any applicable laws or regulations governing the rights or powers of a holder of an interest in a Delaware statutory trust. This proxy is irrevocable and shall be effective for any matter brought before a meeting or set forth in a written consent of the holders of Interests in the Trust. This proxy shall become effective as of the date (the “Effective Date”) of any Disqualification Event, as such term defined in that certain Bad Actor Addendum dated as of ___________, 2015 between the Purchaser and the Trust (the “Addendum”), and shall terminate as of the date (the “Termination Date”) that the Manager determines, in good faith, that the Purchaser is no longer subject to any Disqualification Event. The period beginning on the Effective Date and ending on the Termination Date is referred to in this irrevocable proxy as the “Effective Period”.

The undersigned Purchaser hereby affirms that this irrevocable proxy is given as a condition of the Purchase Agreement between the Purchaser and the Trust dated ______________ , 2015 and as such is coupled with an interest that is irrevocable.

If Purchaser is an Entity:			If Purchaser is an Individual:

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By:		(signature)

Name:	(print)	(signature) Title:
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EXHIBIT B

UR HANES, DST

PURCHASE AGREEMENT

(ATTACHED)

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (“Agreement”) is made and effective as of the date Seller executes this Agreement (“Effective Date”), by and between UR Hanes, DST, a Delaware statutory trust (“Seller”), and the undersigned buyer (“Buyer”), with reference to the facts set forth below. All terms with initial capital letters not otherwise defined herein shall have the meanings set forth in the Memorandum (as defined below).

RECITALS

A.	UR DST Manager, LLC (“Manager”), and VCORP Trust Services, LLC (“Trustee”) have entered into the Trust Agreement of the Seller (the “Trust Agreement”).

B.	United Realty Funds Management, LLC (the “Sponsor”) is sponsoring the offering of Class 1 beneficial interests in Seller (“Interests”) to purchasers who will become beneficial owners (“Beneficial Owners”) in Seller.

C.	Seller desires to sell and Buyer desires to buy Interests on the terms and conditions set forth in this Agreement. The Interests are being offered for sale pursuant to the Confidential Private Placement Memorandum dated April __________, 2015 (together with any amendments and supplements thereto, the “Memorandum”).

D.	Seller is the purchaser of a 101,555 square foot, single tenant office building located at 799 Hanes Boulevard, Winston-Salem, North Carolina (the “Property”).

E.	The Property will be subject to the Loan Documents.

NOW, THEREFORE, in consideration of the covenants and mutual agreements set forth herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

1. Agreement of Purchase and Sale.

1.1. Purchase, Sale and Purchase Price. Seller hereby agrees to sell, and Buyer hereby agrees to purchase, $ _________ worth of Interest (the “Purchased Interest”) for a total purchase price (“Purchase Price”) equal to the Cash portion and the Debt Portion for each one percent (1% ) Interest to be acquired, which shall be allocated $90,651 in cash (for each 1 % ownership interest in the Seller purchased) (the “Cash Portion”) and one percent (1%) of the total Loan debt (for each 1% ownership interest in the Seller purchased)(the “Debt Portion”). The Purchase Price shall include the compensation and fees payable to Seller and its affiliates as set forth in the Memorandum. The Loan debt shall be computed once the Seller has accepted a Loan offered by Lender to the Seller. The Seller anticipates that the Loan debt shall be $10,650,000 representing $106,500 of loan debt per 1% interest.

1.2. Payment. Buyer shall pay the Cash Portion of the Purchase Price as follows:

1.2.1	Purchase Price. The execution and delivery of this Agreement shall be deemed to constitute Buyer’s offer to purchase the Purchased Interest and shall constitute the Buyer’s confirmation of its capacity to fund the entirety of the Cash Portion of its Purchase Price. Upon Seller’s acceptance of the offer and written demand to close, the Buyer shall deliver to Seller (either directly or indirectly through Buyer’s Accommodator identified on the Purchaser Questionnaire (“Accommodator”)) by wire or by check payable to “UR Hanes, DST” or another mutually agreed upon escrow party, as applicable (“Escrow Agent”) the full amount of the Cash Portion, to be received by Seller at least two (2) Business Days prior to the Closing, to commence the closing of the sale of the Purchased Interest.

1.3. Buyer’s Deliveries. Concurrently with delivery of the Cash Portion, Buyer shall execute, acknowledge (where appropriate) and deliver to Seller: (i) an executed signature page or joinder to the Trust Agreement and (ii) such other documents as may reasonably be requested by Seller and/or Escrow Agent. The Trust Agreement (including all executed signature pages thereto) shall not be effective until the Closing Date.

1.4. Buyer’s Intent to Exchange. If Buyer’s acquisition is part of a tax-deferred exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (“Code Section 1031”), it is a condition precedent to the closing of the purchase and sale of the Purchased Interest (the “Closing”) that Buyer is able to complete an exchange for all or a portion of its relinquished property pursuant to an exchange agreement between Buyer and ____________________ (“Accommodator”). Seller agrees to execute such documents or instruments as may be necessary or appropriate to evidence such exchange, provided that Seller’s cooperation in such regard shall be at no additional cost, expense or liability whatsoever to Seller, and that no additional delays in the Closing are incurred unless mutually agreed upon by Buyer and Seller. Buyer may assign its rights under this Agreement to Accommodator pursuant to an Exchange Agreement between Buyer and Accommodator to effect such exchange.

1.5. Advisors. Buyer has consulted with a qualified attorney or other knowledgeable professional as to the tax and real estate issues associated with a purchase of an Interest.

2. Closing.

2.1. Cash Portion. Cash Portion. At least two (2) Business Days prior to the Closing, to commence the Closing, Buyer shall deliver the Cash Portion to the Escrow Agent and, upon Seller’s demand in order to close, the Escrow Agent shall deliver Buyer’s Cash Portion to Seller. Seller shall provide escrow instructions to the Escrow Agent consistent with the terms of this Agreement and, pending the Closing, the Buyer and Seller shall execute additional escrow instructions not inconsistent with the terms of this Agreement if reasonably required by Escrow Agent or the Accommodator.

2.2. Seller’s Deliveries. Prior to the Closing, Seller shall deposit into Escrow applicable certificates regarding federal and state withholding taxes and execute other customary documents in the appropriate form conveying the Purchased Interest to Buyer as of the Closing.

2.3. Closing Date. Closing shall occur on a date specified by Seller (the “Closing Date”), by delivering funds and documents as set forth in Section 4 IF AND ONLY IF all funds and instruments required pursuant to Sections 1 and 2 have been delivered to Seller or Escrow Agent, as the case may be. Seller is instructed to insert the Closing Date as the closing date of the other Transaction Documents.

2.4. Latest Closing. If the Closing has not occurred by 5:00 p.m. on the Business Day after the Closing Date, for any reason other than the default of either Buyer or Seller under this Agreement, either party may terminate this Agreement by written notice to the other party and to Escrow Agent. If this Agreement is so terminated for any reason other than the default of Buyer or Seller hereunder, (i) Buyer and Seller shall promptly execute and deliver any cancellation instructions reasonably requested by Escrow Agent; (ii) Escrow Agent shall return the Cash Portion to Buyer or Buyer’s Accommodator, as the case may be; and (iii) Buyer and Seller shall be released from their obligations under this Agreement, other than any obligations of Buyer that survive termination of this Agreement. If all conditions to the Closing have been satisfied or waived by the Closing Date and Buyer fails to consummate the purchase of the Purchased Interest, in addition to any other rights or remedies that Seller may have, Seller shall be entitled to terminate this Agreement and, upon such termination, Seller shall be released from all obligations under this Agreement.

3. Closing Cancellation. If Closing fails to occur due to Buyer’s default under this Agreement, Buyer shall pay all escrow cancellation charges. If Closing fails to occur for any other reason other than the foregoing, Seller shall pay any cancellation charges.

4. Distribution of Funds and Documents.

4.1. Deposit of Funds. All cash received hereunder by Escrow Agent shall, until the Closing, be kept on deposit with other funds in Escrow Agent’s general account(s), in any state or national bank, and may be transferred to any other such general account(s).

4.2. Disbursements. Escrow Agent at the Closing will hold for personal pickup, or if requested, wire transfer to an account designated by the party receiving such funds, the following: (i) to Seller, or order, the Cash Portion, plus any proration or other credits to which Seller will be entitled less any appropriate proration or other charges due Buyer, and (ii) to Buyer or Buyer’s Accommodator, as the case may be, or order, the Cash Portion and any excess funds previously delivered to Escrow Agent by Buyer. All other disbursements by Escrow Agent shall be made by checks of Escrow Agent in accordance with the Escrow Agreement.

5. Seller’s Representations and Warranties. Seller hereby represents and warrants to Buyer as of the Effective Date and the Closing Date that:

5.1. This Agreement has been duly authorized, executed and delivered by Seller.

5.2. This Agreement constitutes legal, valid and binding agreements enforceable against Seller in accordance with its terms, except as such enforceability may be limited by the effect of (i) bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium or other similar debtor relief laws from time to time in effect under state or federal law; (ii) general principles of equity, whether considered in a proceeding in equity or at law; (iii) the exercise of the discretionary powers of any court or other authority before which may be brought any proceeding seeking equitable remedies, including, without limitation, specific performance and injunctive relief, (iv) applicable fraudulent conveyance laws from time to time in effect; and (v) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport or are construed to provide indemnification from securities law liabilities.

5.3. The execution and delivery by Seller of this Agreement and the sale of the Purchased Interests hereunder, and the fulfillment of and compliance with the respective terms hereof and thereof by Seller, do not and shall not (1) conflict with or result in a breach of the terms, conditions, or provisions of, (2) constitute a material default under, (3) result in the creation of any lien or encumbrance upon Seller’s assets pursuant to, (4) give any third party the right to modify, terminate, or accelerate any obligation under, (5) result in a violation of, or (6) require any authorization, consent, approval, exemption, or other action by or notice or declaration to, or filing with any court or administrative or governmental body or agency pursuant to, the organizational documents of Seller, or any law, statute, rule or regulation, order, judgment or decree to which Seller is subject, or any material agreement or instrument to which Seller is subject.

5.4. On and after the Closing Date, Seller shall, for federal income tax purposes, treat Seller as an investment trust pursuant to Regulation Section 301.7701-4(c) and each Beneficial Owner as a “grantor” within the meaning of Code Section 671. Seller agrees to report Depositor’s and Buyer’s interest in Seller in a manner consistent with the foregoing and otherwise not to take any action that would be inconsistent with the foregoing. Accordingly, the Depositor and Seller shall, for federal income tax purposes, report the sale of the Purchased Interest to the Buyer pursuant to this Agreement as a sale to Buyer of a direct ownership interest in the Property.

6. Buyer Representations and Warranties. The Buyer, as of the Effective Date and the Closing Date:

6.1. Represents and warrants that the undersigned: (i) understands and is aware that there are substantial uncertainties regarding the treatment of the undersigned’s Purchased Interest as an interest in real property for federal income tax purposes and has read the entire Memorandum and fully understands that there is a risk that the undersigned’s Interest will not be treated as an interest in real property for federal income tax purposes; (ii) has independently obtained advice from its legal counsel and/or accountant regarding any tax deferred exchange under Code Section 1031, including, without limitation, whether the acquisition of the undersigned’s Purchased Interest pursuant to this Agreement may qualify as part of a tax-deferred exchange, and the undersigned is relying on such advice and not on the opinion of counsel issued to Seller; (iii) is aware that the IRS has issued Rev. Rul. 2004- 86 specifically addressing Delaware Statutory Trusts, the Revenue Ruling is merely guidance and is not a “safe harbor” for taxpayers or sponsors, and, without the issuance of a Private Letter Ruling on a specific offering, there is no assurance that the undersigned’s Interest will not be partnership interests for federal income tax purposes; (iv) understands that neither Depositor, Seller nor the Sponsor has obtained, and will not request, a ruling from the IRS that the undersigned’s Interest will be treated as an undivided interest in real property as opposed to an interest in a partnership; (v) understands that the tax consequences of an investment in the undersigned’s Interest, especially the treatment of the transaction described herein under Code Section 1031 and the related rules, are complex and vary with the facts and circumstances of each individual Buyer; (vi) understands that, notwithstanding the opinion of special tax counsel issued to Seller stating that an Interest purchased in this offering “should” be considered a real property interest and not a partnership interest for federal income tax purposes, no assurance can be given that the IRS will agree with this opinion; and (vii) shall, for federal income tax purposes, report the purchase of the Purchased Interest by the undersigned pursuant to this Agreement as a purchase by the undersigned of a direct ownership interest in the Property.

6.2. Acknowledges that the undersigned (i) has received and reviewed the Memorandum and the Trust Agreement; and (ii) is familiar with and understands each of the foregoing including, without limitation, the “Risk Factors” set forth in the Memorandum.

6.3. Represents and warrants that the undersigned, in determining to purchase an Interest, has relied solely upon the Memorandum (including the exhibits thereto and other documents incorporated by reference therein) and the advice of the undersigned’s independent legal counsel and accountants or other financial advisors with respect to the tax and other consequences involved in purchasing Interests.

6.4. Acknowledges that the Purchased Interest being acquired will be governed by the terms and conditions of the Trust Agreement, and under certain circumstances by the limited liability company operating agreement contemplated by the Trust Agreement, both of which the undersigned accepts and by which the undersigned agrees by execution hereof to be legally bound.

6.5. Represents and warrants that the undersigned either (i) is an accredited investor, or (ii) is purchasing in a fiduciary capacity for a person meeting such condition.

6.6. Represents and warrants that the Purchased Interest being acquired will be acquired for the undersigned’s own account without a view to public distribution or resale and that the undersigned has no contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of any Interests or any portion thereof to any other Person.

6.7. Represents and warrants that the undersigned (i) can bear the economic risk of the purchase of the Purchased Interest including the total loss of the undersigned’s investment; and (ii) has such knowledge and experience in business and financial matters, including the analysis of or participation in offerings of privately issued securities, as to be capable of evaluating the merits and risks of purchasing Interests, or that the undersigned is being advised by others (acknowledged by the undersigned as being the “Buyer Representative(s)” of the undersigned) such that they and the undersigned together are capable of making such evaluation.

6.8. Understands that the undersigned will be required to provide current financial and other information to the Trust to enable it to determine whether the undersigned is qualified to purchase the Purchased Interest.

6.9. Understands that the Purchased Interest has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state and are subject to substantial restrictions on transfer as described in the Memorandum, which restrictions are in addition to certain other restrictions set forth in the Trust Agreement.

6.10. Agrees that the undersigned will not sell or otherwise transfer or dispose of the Purchased Interest or any portion thereof unless (i) such Interest is registered under the Securities Act and any applicable state securities laws or, if required by Trust, the undersigned obtains an opinion of counsel that is satisfactory to Trust that such Interest may be sold in reliance on an exemption from such registration requirements, and (ii) the transfer is otherwise made in accordance with the Trust Agreement.

6.11. Agrees that the transfer of the Purchased Interest is subject to a right of first refusal and the approval of the Manager and the Purchased Interest may not be transferred if the transfer would cause there to be more than 495 owners.

6.12. Agrees that the undersigned will not sell or transfer the Purchased Interest to (i) an employee benefit plan within the meaning of section 3(3) of ERISA that is subject to the fiduciary responsibility provisions of Title I of ERISA (a “plan”), or a plan within the meaning of Code Section 4975(e)(1) that is subject to Code Section 4975 (also, a “plan”), including a qualified plan (any pension, profit sharing or stock bonus plan that is qualified under Code Section 401(a)) or an individual retirement account; (ii) any person that is directly or indirectly acquiring the Purchased Interest on behalf of, as investment manager of, as fiduciary of, as trustee of, or with assets of a plan (including any insurance company using assets in its general or separate account that may constitute assets of a plan); (iii) a charitable remainder trust; (iv) any other tax-exempt entity; or (v) a foreign person.

6.13. Acknowledges that the undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s individual net worth, and the undersigned’s purchase of the Purchased Interest will not cause such overall commitment to become excessive. The undersigned has adequate means of providing for the undersigned’s financial requirements, both current and anticipated, and has no need for liquidity in this investment. Buyer can bear and is willing to accept the economic risk of losing the undersigned’s entire investment in the Purchased Interest.

6.14. Understands that (i) the Trust has no obligation or intention to register any Interest for resale or transfer under the Securities Act or any state securities laws or to take any action (including the filing of reports or the publication of information as required by Rule 144 under the Securities Act) which would make available any exemption from the registration requirements of any such laws, and (ii) the undersigned therefore may be precluded from selling or otherwise transferring or disposing of any Interest or any portion thereof for an indefinite period of time or at any particular time.

6.15. Acknowledges that the undersigned has been encouraged to rely upon the advice of the undersigned’s own independent legal counsel and accountants or other financial advisors with respect to the tax and other considerations relating to the purchase of the Purchased Interest and has been offered, during the course of discussions concerning the purchase of the Purchased Interest, the opportunity to ask such questions and inspect such documents concerning the Interests, the Trust, the Property and the offering as the undersigned has requested so as to understand more fully the nature of the investment and to verify the accuracy of the information supplied.

6.16. Agrees that the information in the Memorandum, including but not limited to property or tenant financial information, property reports or summaries, and other agreements, documents, materials, and oral and/or written information with respect to the proposed purchase of the Purchased Interest is confidential “Business Information;” agrees that the Business Information is confidential and is intended solely for the undersigned’s limited use and benefit in determining the undersigned’s desire to purchase the Purchased Interest; and agrees to keep the Business Information permanently confidential, and not to disclose or divulge any Business Information to, or reproduce any Business Information for the benefit of, any Person other than those individuals who are actively and directly participating in the analysis of the proposed investment on behalf of the undersigned (to the extent reasonably required for such analysis) and who have been informed of the confidential nature of such information.

6.17. Represents and warrants that (i) if an individual, the undersigned is at least 19 years of age; (ii) if an individual, the undersigned is a United States citizen; (iii) the undersigned has adequate means of providing for the undersigned’s current needs and personal contingencies; (iv) the undersigned has no need for liquidity in the undersigned’s investments; (v) the undersigned maintains the undersigned’s principal residence at the address previously disclosed to Seller; (vi) all investments in and commitments to non-liquid investments are, and after the purchase of the Purchased Interest will be, reasonable in relation to the undersigned’s net worth and current needs; and (vii) any financial information that is provided by the undersigned, or is subsequently submitted by the undersigned at the request of Seller, does or will accurately reflect the undersigned’s financial condition with respect to which the undersigned does not anticipate any material adverse change.

6.18. Understands that no federal or state agency including the Securities and Exchange Commission or the securities commission or authorities of any other state has approved or disapproved the Interests, passed upon or endorsed the merits of the Offering or the accuracy or adequacy of the Memorandum, or made any finding or determination as to the fairness of the Interests for public investment.

6.19. Acknowledges that Seller has the unconditional right to accept or reject any offer to purchase the Interests.

6.20. Understands that the Purchased Interest is being offered and sold in reliance on specific exemptions from the registration requirements of federal and state laws and that Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein and in the Purchaser Questionnaire in order to determine the suitability of the undersigned to purchase the Purchased Interest.

6.21. Represents, warrants and agrees that, if the undersigned is acquiring the Purchase Interest in a fiduciary capacity, (i) the above representations, warranties, agreements, acknowledgments and understandings shall be deemed to have been made on behalf of the person or persons for whose benefit such Purchased Interest is being acquired, (ii) the name of such person or persons is indicated below the Buyer’s name, and (iii) such further information as Seller deems appropriate shall be furnished regarding such person or persons.

6.22. Represents and warrants that the Purchaser Questionnaire delivered to Seller is true and complete and agrees that Seller may rely on the truth and accuracy of the information for purposes of assuring Seller that it may rely on the exemptions from the registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act, and of any applicable state statutes or regulations; and, further, agrees that Seller may present such information to such parties as they deem appropriate if called upon to verify the information provided or to establish the availability of an exemption from registration under Section 4(2) of the Securities Act, Regulation D or any state securities statutes or regulations or if the contents are relevant to any issue in any action, suit or proceeding by which it is or may be bound.

6.23. Acknowledges and agrees that counsel, including special tax counsel, to Seller, the Sponsor, the Manager, and their Affiliates do not represent, and shall not be deemed under applicable codes of professional responsibility, to have represented or to be representing, any or all of the Buyers in any way in connection with the purchase of the Purchased Interest and the entering into of the related Transaction Documents.

6.24. Represents and warrants that it has not dealt with any finder, real estate broker or realtor in connection with this Agreement.

6.25. Agrees to indemnify, defend and hold harmless Seller, the Sponsor, the Manager, sales agents, soliciting dealers and each of their respective trustees, members, managers, shareholders, officers, directors, employees, consultants, affiliates and advisors (the “Indemnified Parties”) of and from any and all damages, losses, liabilities, costs and expenses (including reasonable attorneys’ fees and costs) that they may incur by reason of the untruth or inaccuracy of any of the representations, warranties, covenants or agreements contained herein or in any other document the undersigned has furnished to any of the foregoing in connection with this transaction. In addition, if any person shall assert a claim to a finder’s fee or real estate brokerage commission on account of alleged employment as a finder or real estate broker through or under the undersigned in connection with this Agreement, the undersigned shall indemnify and hold the Indemnified Parties harmless from and against any such claim. This indemnification includes, but is not limited to, any damages, losses, liabilities, costs and expenses (including reasonable attorneys’ fees and costs) incurred by the Indemnified Parties defending against any alleged violation of federal or state securities laws, which is based upon or related to any untruth or inaccuracy of any of the representations, warranties or agreements contained herein or in any other documents the undersigned has furnished to any of the foregoing in connection with this transaction, and against any failure of the transaction to satisfy any Section 1031 requirements in connection with the undersigned’s exchange under such provisions.

6.26. Acknowledges and agrees that that if requested by the Seller, the undersigned will execute and deliver the Bad Actor Addendum attached as Addendum A hereto, together with the Irrevocable Proxy attached as Exhibit A thereto, and if the undersigned is an entity, the undersigned will have each of its beneficial owners who by virtue of ownership thereof would own twenty percent (20%) or more of the Interests, as determined by the Seller, execute and deliver a Bad Actor Addendum. The undersigned understands that if the Seller requests that the undersigned execute and deliver a Bad Actor Addendum, such execution and delivery shall be a condition to its purchase of the Purchased Interest.

7. Survival of Representations. The representations and warranties of Buyer set forth in Section 6 shall survive the Closing Date or termination of this Agreement and in the event of a Transfer Distribution and the issuance of LLC membership units in complete satisfaction of the Interests, these representations and warranties shall be deemed given as of the date thereof.

8. General Provisions.

8.1. Interpretation. The use herein of (i) one gender includes the masculine and the feminine, (ii) the singular number includes the plural, whenever the context so requires, and (iii) the words “I” and “me” include “we” and “us” if Buyer is more than one person. Captions in this Agreement are inserted for convenience of reference only and do not define, describe, or limit the scope or the intent of this Agreement or any of the terms hereof. All exhibits referred to herein and attached hereto are incorporated by reference. This Agreement together with the other Transaction Documents contain the entire agreement between the parties relating to the transactions contemplated hereby, and all prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged herein.

8.2. Modification. No modification, waiver, amendment, discharge, or change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement thereof is or may be sought.

8.3. Cooperation. Buyer and Seller acknowledge that it may be necessary to execute documents other than those specifically referred to herein to complete the acquisition of the Purchased Interests as provided herein. Buyer and Seller agree to cooperate with each other in good faith by executing such other documents or taking such other action as may be reasonably necessary to complete this transaction in accordance with the parties’ intent evidenced in this Agreement.

8.4. Assignment. Buyer shall not assign its rights under this Agreement except to Accommodator without first obtaining Seller’s written consent, which consent may be withheld in Seller’s sole and absolute discretion. No such assignment shall operate to release the assignor from the obligation to perform all obligations of Buyer hereunder. Seller shall have the absolute right to assign its rights and obligations under this Agreement.

8.5. Notices. Unless otherwise specifically provided herein, all notices, demands or other communications given hereunder shall be in writing and shall be addressed as follows:

If to Seller, to:

UR Hanes, DST

c/o United Realty

60 Broad Street, 34th Floor

New York, NY 10004

Phone: (212) 388.6800

Fax: (212) 202-5063

Attention: Jacob Frydman

If to Buyer, to the address listed under Buyer’s name on the signature page to this Agreement.

Either party may change such address by written notice to Escrow Agent and the other party. Unless otherwise specifically provided for herein, all notices, payments, demands or other communications given hereunder shall be deemed to have been duly given and received: (i) upon personal delivery, or (ii) as of the third business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as set forth above, or (iii) the immediately succeeding Business Day after deposit with Federal Express or other similar overnight delivery system.

8.6. Periods of Time. All time periods referred to in this Agreement include all Saturdays, Sundays and state or United States holidays, unless Business Days are specified, provided that if the date or last date to perform any act or give any notice with respect to this Agreement falls on a Saturday, Sunday or state or national holiday, such act or notice may be timely performed or given on the next succeeding Business Day.

8.7. Counterparts. This Agreement may be executed in counterparts, all of which when taken together shall be deemed fully executed originals.

8.8. Attorneys’ Fees. If either party commences litigation for the judicial interpretation, enforcement, termination, cancellation, or rescission hereof, or for damages (including liquidated damages) for the breach hereof against the other party, then, in addition to any or all other relief awarded in such litigation, the substantially prevailing party therein shall be entitled to a judgment against the other for an amount equal to reasonable attorneys’ fees and court and other costs incurred.

8.9. Joint and Several Liability. If any party consists of more than one person or entity, the liability of each such person or entity signing this Agreement shall be joint and several.

8.10. Choice of Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Delaware, without regard to its conflicts of laws principles. All actions arising out of or relating to this Agreement shall be heard and determined exclusively by a court of competent jurisdiction located in New York, NY, and each party hereto expressly and irrevocably consents and submits to personal jurisdiction therein. The parties hereby knowingly, voluntarily, and intentionally waive any right to a trial by jury with respect to any litigation arising out of or relating to this Agreement.

8.11. Time. Time is of the essence with respect to all dates set forth in this Agreement.

8.12. Third Party Beneficiaries. Buyer and Seller do not intend to benefit any party (including any other Beneficial Owner), other than the Indemnified Parties, that is not a party to this Agreement and no such party shall be deemed to be a third party beneficiary of this Agreement or any provision hereof.

8.13. Severability. If any term, covenant, condition, provision or agreement herein contained is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, such fact shall in no way affect the validity or enforceability of the other portions of this Agreement.

8.14. Binding Agreement. Subject to any limitation on assignment set forth herein, all terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns.

8.15. ACCEPTANCE OR REJECTION OF BUYER’S OFFER. THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER OF ANY KIND BY SELLER AND SHALL NOT BIND SELLER UNLESS DULY EXECUTED AND DELIVERED BY SELLER. TO SUBMIT AN OFFER TO PURCHASE AN INTEREST, BUYER SHALL COMPLY WITH THE REQUIREMENTS OF SECTIONS 1 AND 2. SELLER SHALL HAVE THIRTY (30) DAYS TO EITHER ACCEPT OR REJECT BUYER’S OFFER. IF SELLER DOES NOT ACCEPT BUYER’S OFFER WITHIN SUCH 30-DAY PERIOD, THE OFFER SHALL BE DEEMED REJECTED.

8.16. Waiver and Release. Buyer hereby waives all claims it might have against Lender for any loss, costs or damages, including any tax consequences arising from or relating to the organization structure or constitution of Seller and to Buyer’s acquisition of an Interest.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been executed as of the Effective Date.

SELLER:		BUYER:

UR HANES, DST, a Delaware statutory trust

By:	UR DST MANAGER, LLC
By:
Its:	Manager
Name:
By:

Name:

Its:		Its:

Dated:	, 2015	Dated	, 2015

By:

Name:

Its:

		Dated:	2015

DIRECT DEPOSIT FORM

Please direct distributions: (Select one.)

☐	VIA MAIL TO: MAILING ADDRESS OF RECORD

☐	VIA MAIL TO BANK OR BROKERAGE ACCOUNT: (Complete #1 through #4 in below box.)

☐	VIA ELECTRONIC DEPOSIT (ACH) TO: (Complete #1 through #5 and attach a voided check.)

1.
Name of Bank, Brokerage Firm or Individual

2.
Mailing Address

3.
City, State, Zip Code

4.
Account Number

5.
Bank ABA Number
☐ Checking ☐ Savings

Electronic Deposit (ACH) Authorization - I (we) authorize the Seller’s manager and signatory trustee (the “Manager”), to deposit distributions from my (our) interest in the Seller to my (our) account indicated blow at the depository financial institution (hereinafter, the “Depository”) indicated above. I (we) acknowledge that the origination of ACH transactions to my (our) account must comply with the provisions of U.S. law. I (we) further authorize the Manager to debit my (our) account noted below in the event that the Manager erroneously deposits additional funds to which I (we) am (are) not entitled, provided that such debit shall not exceed the original amount of the erroneous deposit. In the event that I (we) withdraw funds erroneously deposited into my (our) account before the Manager reverses such deposit, I (we) agree that the Manager has the right to retain any future distributions to which I (we) am (are) entitled until the erroneously deposited amounts are recovered by the Manager. This authorization is to remain in full force and effect until the Manager has received written notification from me (or either of us) of its termination in such time and in such manner as to afford the Manager and the Depository a reasonable opportunity to act on it, or until the Manager has sent me written notice of termination of this authorization.

The signature(s) of all investors of record are required.

Signature of Investor	Signature of Co-Investor (if applicable)